Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of 5BARz International, Inc. (the “Company”) for the quarter ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Bland, as principal executive officer and principal financial officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   /s/ Daniel Bland

Daniel Bland

Chief Executive Officer

August 15, 2011

   /s/ Daniel Bland

Daniel Bland

Chief Financial Officer

August 15, 2011

[A signed original of this written statement required by Section 906 has been provided to 5BARz International, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.]